SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported):

September 6, 2005

ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13638	13-3711775

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

417 Fifth Avenue, New York, New York 10016
(Address of principal executive offices) (Zip code)

(212) 576-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 6, 2005, Marvel Enterprises, Inc. (“Marvel”) hosted a conference call on the subject of its film slate financing, and made the call available to listeners by webcast. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1.

CAUTIONARY STATEMENT FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURTIES LITIGATION REFORM ACT OF 1995

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The factors discussed herein concerning Marvel’s business and operations could cause actual results to differ materially from those contained in forward-looking statements made in this Current Report on Form 8-K (and its exhibit). When used in this Current Report on Form 8-K (and its exhibit), the words “intend”, “estimate”, “believe”, “expect”, and similar expressions are intended to identify forward-looking statements. In addition, the following factors, among others, could cause Marvel’s financial performance to differ materially from that expressed in any forward-looking statements made by Marvel: (i) a decrease in the level of media exposure or popularity of Marvel’s characters, (ii) financial difficulties of Marvel’s major licensees, (iii) delays and cancellations of movies and television productions based on Marvel’s characters, (iv) poor performance of major movies based on Marvel’s characters, (v) toy-production delays or shortfalls, continued concentration of toy retailers, and toy inventory risk and (vi) significant appreciation of the Chinese currency against other currencies and the imposition of quotas or tariffs on products manufactured in China. In addition, in connection with the proposed film slate, the following factors, among others, could cause Marvel’s or the film slate’s financial performance to differ materially from that expressed in any forward-looking statements made by Marvel: Marvel’s potential inability to attract and retain creative talent, the potential lack of popularity of Marvel’s films, the expense associated with producing films, union activity which could interrupt film production, that Marvel has, in the past, worked along side film studios on its film projects, changes or disruptions in the way films are distributed including a decline in the profitability of the DVD market, piracy of films and related products, a limited number of releases, fluctuations in reported income or loss or difficulties in implementing internal controls related to the accounting of film production activities, Marvel’s dependence on a single distributor, the potential inability of Marvel’s subsidiaries to meet the conditions necessary for an initial funding of a film under the film financing and the potential inability of Marvel’s subsidiaries to obtain financing to make more than four films if certain tests related to the economic performance of the slate are not satisfied (specifically an interim asset test and a foreign pre-sales test). For further discussion of the factors described above, please see the section entitled “Cautionary Statement for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995” in our 2004 10-K and our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2005. Forward-looking statements in this report speak only as of the date of this report. Marvel does not intend to update or revise any forward-looking statements to reflect events or circumstances after the date as of which they are made, including changes in business strategy or planned capital expenditures, or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Transcript of conference call hosted by Marvel on September 6, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVEL ENTERPRISES, INC.

By: /s/ John Turitzin

Name:	John Turitzin
Title:	Executive Vice President
and General Counsel

Date: September 9, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of conference call hosted by Marvel on September 6, 2005.